YieldStreet Prism Fund Inc.
Schedule of Investments
March 31, 2020 (Unaudited)
	Rate	Reference Rate & Spread	Maturity Date	Principal Amount	Value
FIRST LIEN SENIOR SECURED DELAYED DRAW TERM LOAN - 15.37%
Art - 15.37%
Ostillo Delaware, LLC(a)	8.25%	3M US L + 6.50%	03/17/2023	$2,375,000	$2,375,000
Ostillo Delaware, LLC(b)	1.00%	1.00%	06/15/2020	1,800,000	–
Total Art				4,175,000	2,375,000

Total First Lien Senior Secured Delayed Draw Term Loan (Cost $2,375,000)				4,175,000	2,375,000

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 85.37%
BlackRock Liquidity FedFund			0.330%	13,194,358	$13,194,358
Total Money Market Mutual Funds (Cost $13,194,358)				13,194,358	13,194,358

Total Investments - 100.74% (Cost $15,569,358)					$15,569,358
Liabilities in Excess of Other Assets - (0.74)%					(114,116)
Net Assets - 100.00%					$15,455,242

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	This investment has an unfunded commitment as of March 31, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees. For further details, see Note 2 to Quarterly Schedule of Investments.

1. Fair Value Measurement – YieldStreet Prism Fund Inc. (the “Fund”) follows guidance in ASC Topic 820 – Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants as the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Pricing Committee. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Fund’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. The Fund engages reputable third-party pricing services, an independent valuation firm and regularly reviews the valuation methodologies provided by those third-party pricing services and the independent valuation firm to assist the Fund in determining fair value. The Board of Directors through the delegation to the Pricing Committee is fully responsible for determining the fair value.

The following table presents the fair value measurement of investments by major class of investments as of March 31, 2020 according to the fair value hierarchy:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Delayed Draw Term Loan	$–	$–	$2,375,000	$2,375,000
Money Market Mutual Funds(1)	13,194,358	–	–	13,194,358
Total	$13,194,358	$–	$2,375,000	$15,569,358

(1)	Money Market Mutual Funds represent the cash and cash equivalents of the Fund which is invested in BlackRock Liquidity FedFund Money Market account to earn interest. This amount is not being sub-managed through BlackRock International Limited and BlackRock (Singapore) Limited as Sub-Sub-Adviser.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

First Lien Senior Secured Delayed Draw Term Loan
Balance as of December 31, 2019	$-
Purchases	2,375,000
Sales proceeds	-
Transfer into Level 3	-
Transfer out of Level 3	-
Accrued discount/ premium	-
Return of capital	-
Realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	-
Balance as of March 31, 2020	$2,375,000
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2020	$-

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of March 31, 2020. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining our fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average (1)
First Lien Senior Secured Delayed Draw Term Loan	$2,375,000	Recent Transaction	Recent Transaction Price	$100	$100
Total Level 3 Investments	$2,375,000

(1)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

Generally, new private investments purchased within 15 business days before the valuation date are not valued by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Pricing Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Pricing Committee in determining the application of a valuation methodology at the next valuation date. The Pricing Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market quarterly. At March 31, 2020, the Fund had an unfunded commitment shown below:

Security	Unfunded Commitments as of March 31, 2020
Ostillo Delaware, LLC	$1,800,000